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                                                                    EXHIBIT 10.5

Corporations Section                                          Gwyn Shea
P.O.Box 13697                                                 Secretary of State
Austin, Texas 78711-3697

                          [LOGO OF THE STATE OF TEXAS]

                        OFFICE OF THE SECRETARY OF STATE

The undersigned, as Secretary of State of Texas, does hereby certify that the document, Certificate of Limited Partnership for Hartman Reit Operating Partnership II, L.P. (filing number: 800144629), a Domestic Limited Partnership
(LP), was filed in this office on November 19, 2002.

It is further certified that the entity status in Texas is active.

                                In testimony whereof, I have hereunto signed my name officially and caused to be impressed hereon the Seal of State at my office in Austin, Texas on November 22, 2002.

[SEAL OF THE STATE OF TEXAS]

                                                          /s/ Gwyn Shea

                                                              Gwyn Shea
                                                              Secretary of State

          Come visit us on the internet at http://www.sos.state.tx.us/
PHONE(512) 463-5555                 FAX(512) 463-5709                   TTY7-I-1
Prepared by: SOS-WEB

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                   HARTMAN REIT OPERATING PARTNERSHIP II, L.P.

                       CERTIFICATE OF LIMITED PARTNERSHIP

                                                                          [SEAL]

        The undersigned, desiring to form a limited partnership under the provisions of the Texas Revised Limited Partnership Act, certify as follows:

        1. The name of the partnership is Hartman REIT Operating Partnership II, L.P.

        2.      The address of the partnership's registered office is 1450
W. Sam Houston Parkway N., Suite 100, Houston, Texas 77043. The name of the partnership's registered agent for service of process in Allen R. Hartman. The address of the agent is 1450 W. Sam Houston Parkway N., Suite 100, Houston, Texas 77043.

        3. The address of the principal office where records are required to be kept or made available is 1450 W. Sam Houston Parkway N., Suite 100, Houston, Texas 77043.

        4. The name, mailing address, and street address of the business or residence of each general partner are as follows:

        Name                                     Mailing and Business Address
---------------------------------------------    ----------------------------

Hartman REIT Operating Partnership II GP, LLC    1450 W. Sam Houston Pkwy, N.
                                                 Suite 100
                                                 Houston, Texas 77043

        5. The certificate of limited partnership shall be effective on November 18, 2002.

        EXECUTED on this the 18 day of November, 2002.

                               General Partner:

                               HARTMAN REIT OPERATING PARTNERSHIP II GP, LLC, a Delaware limited liability company


                               By: /s/ Allen R. Hartman
                                  ------------------------------------
                               Name: Allen R. Hartman
                               Title: Manager